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                                                                      Exhibit 24
                             FIRSTMERIT CORPORATION

                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENTS ON FORM S-8

         The undersigned directors and officers of FirstMerit Corporation (the "Company") hereby constitute and appoint Terry E. Patton, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Post Effective Amendment on Form S-8 to the Registration Statement on Form S-4 filed by the Company on September 18, 1998, to register certain shares of the Company's Common Stock that may be issued by the Company pursuant to (i) the Signal Amended and Restated Stock Option and Incentive Plan; (ii) the Signal Non-Employee Director Stock Option Plan; (iii) the Signal 1997 Omnibus Incentive Plan; (iv) the FirstShenango Bancorp, Inc. 1993 Stock Option Plan; and (v) the Summit Bancorp 1989 Stock Incentive Plan, and any and all amendments and exhibits to the foregoing Registration Statement and any and all applications or other documents to be filed with the Securities and Exchange Commission, National Association of Securities Dealers and any state securities agencies pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 21st day of January, 1999, unless otherwise indicated below.

/s/ John R. Cochran                        /s/ Austin J. Mulhern
-------------------------------            -------------------------------
John R. Cochran                            Austin J. Mulhern
Director, Chairman and Chief               Executive Vice President,
Executive Officer                          Finance and Administration
                                           (Chief Financial Officer and
                                            Chief Accounting Officer)

/s/ Karen S. Belden                        /s/ R. Cary Blair
-------------------------------            -------------------------------
Karen S. Belden, Director                  R. Cary Blair, Director


/s/ John C. Blickle                        /s/ Sid A. Bostic
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John C. Blickle, Director                  Sid A. Bostic, Director


                                           /s/ Richard Colella
-------------------------------            -------------------------------
Robert W. Briggs, Director                 Richard Colella, Director


/s/ Elizabeth A. Dalton                    /s/ Terry L. Haines
-------------------------------            -------------------------------
Elizabeth A. Dalton, Director              Terry L. Haines, Director


/s/ Clifford J. Isroff                     /s/ Philip A. Lloyd, II
-------------------------------            -------------------------------
Clifford J. Isroff, Director               Philip A. Lloyd, II, Director


/s/ Robert G. Merzweiler
-------------------------------            -------------------------------
Robert G. Merzweiler, Director             Stephen E. Myers, Director


/s/ Roger T. Read                           /s/ Justin T. Rogers
-------------------------------            -------------------------------
Roger T. Read, Director                    Justin T. Rogers, Director


/s/ Richard N. Seaman                      /s/ Jerry M. Wolf
-------------------------------            -------------------------------
Richard N. Seaman, Director                Jerry M. Wolf, Director

                         /s/ Charles F. Valentine
                         ------------------------------
                         Charles F. Valentine, Director